Exhibit 99.1


Contact:   Kelly McAndrew                                   Mary Winn Settino
           Public Relations                                 Investor Relations
           (914) 767-7690                                   (914) 767-7216


                                                          FOR IMMEDIATE RELEASE
                                                          ---------------------

                 THE PEPSI BOTTLING GROUP REPORTS FOURTH QUARTER
                           AND FULL YEAR 2003 RESULTS


     SOMERS, N.Y., January 27, 2004 - The Pepsi Bottling Group, Inc. (NYSE: PBG) today reported fourth quarter 2003 net income of $69 million, or diluted earnings per share (EPS) of $0.26, which includes a one-time, non-cash charge of $0.04 per share related to a Canadian tax law change. For the full year 2003, income before the cumulative effect of the adoption of a new accounting principle was $422 million, or $1.52 per share. This also includes the impact of the tax law change in Canada. These results compare to reported fourth quarter 2002 net income of $57 million, or EPS of $0.20, and full year 2002 net income of $428 million, or $1.46 per share.
     o PBG's physical case worldwide volume grew one percent during the fourth quarter on a constant territory basis. In the U.S., volume was flat for the quarter. PBG's European territories delivered strong volume growth, up 14 percent in the quarter, while volume in Mexico declined three percent during the same period.
     o The pricing environment in the U.S. remained positive during the fourth quarter. PBG achieved a two percent increase in U.S. marketplace pricing and a positive mix benefit of one percent. These gains were offset by the Company's adoption of FASB's Emerging Issues Task Force (EITF) Issue No. 02-16, resulting in flat reported net revenue per case results in PBG's U.S. business.
     o PBG generated strong cash flow throughout 2003. The Company delivered cash provided by operations of $1.1 billion with capital expenditures of $644 million. This resulted in net cash provided by operations less capital expenditures of $440 million, a 13 percent increase over prior year.

PBG REPORTS FOURTH QUARTER AND FULL YEAR 2003 RESULTS/ 2 of 3



     o Reported operating income for the Company grew 35 percent in the fourth quarter and seven percent for the full year.

     "We concluded 2003 with momentum returning to our U.S. business," said John
T. Cahill, Chairman and Chief Executive Officer of PBG. "Outstanding execution in the marketplace helped us to bring our cold drink volume back into positive territory during the fourth quarter and gain market share on our PepsiCo brands in foodstores. We were very pleased with the results of Pepsi Vanilla, the ongoing strength of Sierra Mist and the performance of our entire diet soft drink portfolio. On the pricing front in our U.S. business, we successfully implemented our 2004 price increases in nearly all of our markets during the fourth quarter of 2003."
     Cahill continued, "Each of our European businesses generated strong volume growth in the fourth quarter, resulting in eight percent volume growth for the year. Innovation continued to drive growth in Russia, while Spain's focus on execution generated solid results. In Mexico, the new pricing architecture that we introduced mid-quarter had a positive impact on our volume trends and share position though, overall, physical case volume remained soft. Driving consumer value remains one of our key priorities in 2004."
     On a constant territory basis, PBG's worldwide volume was flat for the full year 2003. (Constant territory calculations assume all significant acquisitions made in 2002 were made at the beginning of 2002 and exclude all significant acquisitions made in 2003.) In the U.S., physical case volume was down two percent for the year. PBG's cold drink volume in the U.S. improved sequentially throughout the year. Competitive pressures continued in Mexico where sales of water and carbonated soft drinks remained soft as the year ended. On a constant territory basis, physical case volume in Mexico declined two percent for the year.
     Rate increases and a positive mix benefit drove PBG's U.S. net revenue per case results up three percent during the fourth quarter. On a reported basis, however, those gains were offset by the impact of PBG's adoption of FASB's EITF Issue No. 02-16 (an accounting principle that reclassifies the majority of the bottler incentives PBG receives from PepsiCo and other brand owners from net revenues and selling, delivery and administrative expenses to cost of sales). For the full year, reported net revenue per case was down one percent in the U.S.

PBG REPORTS FOURTH QUARTER AND FULL YEAR 2003 RESULTS/ 3 of 3

and down seven percent worldwide.
     During 2003, PBG repurchased 22.7 million shares of common stock. Since the inception of the Company's share repurchase program in October 1999, 63 million shares have been repurchased.
     The Company stated that in fiscal 2004 it expects to achieve EPS of $1.62 to $1.70. The Company also stated that it expects worldwide constant territory volume for the full year to be up in the low single-digit range and reported operating income to grow mid-single digits. The Company affirmed its expectation for continued growth in cash flow, with net cash provided by operations less capital expenditures growth of about 10 percent. PBG expects return on invested capital to grow 30 to 50 basis points to 7.8 to 8 percent.
     The Pepsi Bottling Group, Inc. (www.pbg.com) is the world's largest manufacturer, seller and distributor of Pepsi-Cola beverages with operations in the U.S., Canada, Greece, Mexico, Russia, Spain and Turkey. To receive company news releases by e-mail, please visit www.pbg.com.
     Listen in live to PBG's fourth quarter 2003 earnings discussion with financial analysts on January 27th at 11 a.m. (EST) at http://www.pbg.com. Accompanying slides can be found at PBG's website.

                                      # # #

Statements made in this press release that relate to future performance or financial results of the Company are forward-looking statements which involve uncertainties that could cause actual performance or results to materially differ. PBG undertakes no obligation to update any of these statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. Accordingly, any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties set forth in PBG's Securities and Exchange Commission reports, including its annual report on Form 10-K for the year ended December 28, 2002.

Attachments (3 pages)

                         THE PEPSI BOTTLING GROUP, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      in millions, except per share amounts



                                                                                    16-Weeks Ended           52-Weeks Ended
                                                                              -----------------------     --------------------
                                                                              December      December      December    December
                                                                              27, 2003      28, 2002      27, 2003    28, 2002
                                                                              --------      --------      --------    --------

                                                                            (unaudited)    (unaudited)
Net revenues.........................................................         $ 3,049        $ 2,780      $ 10,265     $ 9,216
Cost of sales........................................................           1,560          1,537         5,215       5,001
                                                                              -------        -------      --------     -------

Gross profit.........................................................           1,489          1,243         5,050       4,215
Selling, delivery and administrative expenses........................           1,282          1,089         4,094       3,317
                                                                              -------        -------      --------     -------

Operating income.....................................................             207            154           956         898
Interest expense, net................................................              73             58           239         191
Other non-operating expenses, net....................................               2              1             7           7
Minority interest....................................................               9              6            50          51
                                                                              -------        -------      --------     -------

Income before income taxes...........................................             123             89           660         649
Income tax expense before rate change................................              43             32           227         221
Income tax rate change expense (1)...................................              11              -            11           -
                                                                              -------        -------      --------     -------

Income before cumulative effect of change in accounting
principle............................................................              69             57           422         428
Cumulative effect of change in accounting principle, net of tax
and minority interest................................................               -              -             6           -
                                                                              -------        -------      --------     -------

Net Income...........................................................         $    69        $    57      $    416     $   428
                                                                              =======        =======      ========     =======

Basic earnings per share before cumulative effect of
change in accounting principle.......................................         $  0.26        $  0.20      $   1.56     $  1.52

Cumulative effect of change in accounting principle..................               -              -         (0.02)          -
                                                                              -------        -------      --------     -------

Basic earnings per share.............................................         $  0.26        $  0.20      $   1.54     $  1.52
                                                                              =======        =======      ========     =======

Weighted-average shares outstanding..................................             262            281           270         282

Diluted earning per share before cumulative effect of
change in accounting principle.......................................         $  0.26        $  0.20      $   1.52     $  1.46

Cumulative effect of change in accounting principle..................               -              -         (0.02)         -
                                                                              -------        -------      --------     -------

Diluted earnings per share...........................................         $  0.26        $  0.20      $   1.50     $  1.46
                                                                              =======        =======      ========     =======

Weighted-average shares outstanding..................................             269            291           277         293

(1) In December 2003, legislation was enacted changing certain Canadian provincial income tax rates. These rate changes increased deferred tax liabilities by $11 million and resulted in a one-time, non-cash charge on a quarter and year-to-date basis.

                       THE PEPSI BOTTLING GROUP, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   in millions


                                                                                               52-Weeks Ended
                                                                                          ------------------------
                                                                                          December        December
                                                                                          27, 2003        28, 2002
                                                                                          --------        --------
Cash Flows - Operations
     Net Income.................................................................           $  416          $  428
     Adjustments to reconcile net income to net cash provided
     by operations:.............................................................
         Depreciation...........................................................              556             443
         Amortization...........................................................               12               8
         Changes in working capital and other non-cash charges..................              307             336
     Pension contributions......................................................             (162)           (151)
     Other, net.................................................................              (45)            (50)
                                                                                           ------          ------

Net Cash Provided by Operations.................................................            1,084           1,014
                                                                                           ------          ------

Cash Flows - Investments
     Capital expenditures.......................................................             (644)           (623)
     Acquisitions of bottlers...................................................             (100)           (936)
     Investment in debt defeasance trust........................................                -            (181)
     Sale of property, plant and equipment......................................               10               6
                                                                                           ------          ------

Net Cash Used for Investments...................................................             (734)         (1,734)
                                                                                           ------          ------

Cash Flows - Financing
     Borrowing activities, net..................................................            1,119             833
     Dividends paid.............................................................              (11)            (11)
     Treasury stock transactions................................................             (448)           (138)
     Minority interest distribution.............................................               (7)            (11)
                                                                                           ------          ------

Net Cash Provided by Financing..................................................              653             673
                                                                                           ------          ------

Effect of Exchange Rate Changes on Cash and Cash  Equivalents...................               10              (8)
                                                                                           ------          ------

Net Increase (Decrease) in Cash and Cash Equivalents............................            1,013             (55)
Cash and Cash Equivalents - Beginning of Period.................................              222             277
                                                                                           ------          ------

Cash and Cash Equivalents - End of Period.......................................           $1,235          $  222
                                                                                           ======          ======

                         THE PEPSI BOTTLING GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      in millions, except per share amounts


                                                                                          December         December
                                                                                          27, 2003         28, 2002
                                                                                          --------         --------
Assets
Current Assets
     Cash and cash equivalents..................................................          $ 1,235          $   222
     Accounts receivable, net...................................................              994              922
     Inventories................................................................              374              378
     Prepaid expenses and other current assets..................................              268              203
     Investment in debt defeasance trust........................................              168               12
                                                                                          -------          -------
         Total Current Assets...................................................            3,039            1,737

Property, plant and equipment, net..............................................            3,423            3,308
Other intangible assets, net....................................................            3,562            3,495
Goodwill........................................................................            1,386            1,192
Investment in debt defeasance trust.............................................                -              170
Other assets....................................................................              134              141
                                                                                          -------          -------
         Total Assets...........................................................          $11,544          $10,043
                                                                                          =======          =======

Liabilities and Shareholders' Equity
Current Liabilities
     Accounts payable and other current liabilities.............................          $ 1,231          $ 1,179
     Short-term borrowings......................................................               67               51
     Current maturities of long-term debt.......................................            1,180               18
                                                                                          -------          -------
         Total Current Liabilities..............................................            2,478            1,248

Long-term debt..................................................................            4,493            4,539
Other liabilities...............................................................              875              819
Deferred income taxes...........................................................            1,421            1,265
Minority interest...............................................................              396              348
                                                                                          -------          -------
         Total Liabilities......................................................            9,663            8,219

                                                                                          -------          -------
Shareholders' Equity
     Common stock, par value $0.01 per share:
         Authorized 900 shares, issued 310 shares...............................                3                3
     Additional paid-in capital.................................................            1,743            1,750
     Retained earnings..........................................................            1,471            1,066
     Accumulated other comprehensive loss.......................................             (380)            (468)
     Deferred compensation......................................................               (4)               -
     Treasury stock: 49 shares and 30 shares at December 27, 2003
         and December 28, 2002, respectively....................................             (952)            (527)
                                                                                          -------          -------
         Total Shareholders' Equity.............................................            1,881            1,824
                                                                                          -------          -------
           Total Liabilities and Shareholders' Equity...........................          $11,544          $10,043
                                                                                          =======          =======

Certain reclassifications were made in our Condensed Consolidated Financial Statements to 2002 amounts to conform to the 2003 presentation.